                                                                   Exhibit 10.36

                          AMERICAN PAD & PAPER COMPANY

                    1999 KEY EMPLOYEES STOCK INCENTIVE PLAN

SECTION 1.  Purpose

            The purpose of the American Pad & Paper Company 1999 Key Employees Stock Incentive Plan (the "Plan") is to enable American Pad & Paper Company, a Delaware corporation (the "Company") and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company.

SECTION 2.  Persons Eligible

            Any person employed by the Company or any of its subsidiaries including any director who is so employed (an "Employee"), shall be eligible to be considered for the grant of Awards (as defined below) under the Plan.

SECTION 3.  Awards

            (a) The Committee (as defined below), on behalf of the Company, is authorized under the Plan to enter into any type of arrangement with an Employee that is consistent with the provisions of the Plan and that by its terms involves the issuance or potential issuance of (i) shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion right at a price related to Common Stock or with a value derived from the value of the shares of Common Stock. The entering into of any such arrangement is referred to herein as the grant of an "Award."

            (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, restricted stock unit, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one or more such security or benefit.

            (c) Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

            (d) Subject to the provisions of the Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under the Plan, which terms and conditions may include without limitation:

            (i) a provision permitting the recipient of such Award, including a director or officer of the Company, to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such Award, in whole or in part, by any one or more of the following:

            (A) the delivery of previously owned shares of Common Stock or other property,

            (B) a reduction in the amount of Common Stock or other property otherwise issuable pursuant to such Award, or

            (C) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee;

            (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

            (iii) a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

            (e) Notwithstanding any other provision of the Plan, no one Employee shall be granted options or other Awards with respect to more than 100,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as performance-based compensation described in Section 162(m) of the Internal Revenue Code ("Performance-Based Compensation"). The limitation set forth in this Section 3(e) shall be subject to adjustment as provided in Section 7 hereof, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

SECTION 4.  Stock Subject to Plan

            (a) At any time, the aggregate number of shares of Common Stock issued and issuable pursuant to all Awards granted under the Plan shall not exceed 1,500,000, subject to adjustment as provided in Section 7 hereof. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

            (b) For purposes of Section 4(a) hereof, the aggregate number of shares of Common Stock issued and issuable pursuant to Awards granted under the Plan shall at any time be deemed to be equal to the sum of the number of shares of Common Stock which have been issued pursuant to Awards and which have not been repurchased by the Company and the number of shares which are or may be issuable at or after such time pursuant to Awards granted prior to such time.

SECTION 5.  Duration

            No Awards shall be granted under the Plan after April 27, 2009. Shares of Common Stock may be issued after April 27, 2009 pursuant to Awards granted prior to such date, however, no shares of Common Stock shall be issued under the Plan after April 27, 2019.

SECTION 6.  Administration

            (a) The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, each of whom is a "Non-Employee Director" (as such term is defined in Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time) and an "outside director" as defined in Section 162(m) of the Internal Revenue Code; provided that to the extent permitted at any time under Rule 16b-3 or any successor rule and under Section 162(m) of the Internal Revenue Code or any successor statutory provision, and any implementing regulations, without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act provided by Rule 16b-3 and the exemption from the limitations on the deductibility of certain executive compensation provided by Section 162(m), the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, to such other person or persons as it may determine in its discretion, which persons may be officers or employees of the Company or third parties (each such person, an "Authorized Delegate").

            (b) Subject to the provisions of the Plan, the Committee (or its Authorized Delegate) shall be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan, including the following:

            (i) adopt, amend and rescind rules and regulations relating to the Plan;

            (ii) determine which persons meet the requirements of Section 2 hereof for eligibility under the Plan and to which of such eligible persons, if any, Awards shall be granted hereunder;

            (iii) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof;

            (iv)  interpret   and   construe   the  Plan  and  the  terms  and
      conditions of any Award granted hereunder; and
            (v) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect.

            (c) Any decision of the Committee (or any Authorized Delegate) in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any Authorized Delegate to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee or Authorized Delegate shall be liable for anything done or omitted to be done by such member or Authorized Delegate, by any other member of the Committee or by any other Authorized Delegate in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by Authorized Delegates.

SECTION 7.  Adjustments

            If the outstanding securities of the class then subject to the Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under the Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under the Plan and (c) to the extent permitted under
Section 3(e) hereof, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Employee during any calendar year; provided, however, that no adjustment shall be made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided further that no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards hereunder by causing such compensation to be other than Performance-Based Compensation.

SECTION 8.  Amendment and Termination

            The Board may amend or terminate the Plan at any time and in any manner; provided however, that no such amendment or termination shall deprive the recipient of an Award previously granted under the Plan of any of his or her rights thereunder, without the consent of such recipient and provided further that no amendment shall become effective without stockholder approval if such stockholder approval is required by law.

SECTION 9.  Effectiveness

            The Plan shall be submitted to the stockholders of the Company for their approval and adoption in accordance with Section 162(m) under the Internal Revenue Code. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted.

SECTION 10.  Miscellaneous Provisions

            (a) Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or other person any right to continue to be employed by the Company or any of its subsidiaries.

            (b) Except as may be set forth in an Award or otherwise approved by the Committee an Employee's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of an Employee's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

            (c) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or
Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

            (d) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue shares of Common Stock, other securities or property or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the recipient of an Award (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold such taxes.

            (e) By accepting any Award or other benefit under the Plan, each recipient of an Award and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

            (f) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.